Vanguard Emerging Markets Ex-China ETF Investment Strategy - Vanguard Emerging Markets Ex-China ETF	Aug. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]	The Fund employs an indexing investment approach designed to track the performance of the FTSE Emerging ex-China Index (the “Target Index”), a market-capitalization weighted index that consists of common stocks of large- and mid-cap companies located in emerging markets around the world, excluding China. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the stocks that make up the Target Index and in securities that the advisor determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Target Index. These key characteristics include the industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. The Fund invests by sampling the Target Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Target Index in terms of key risk factors and other characteristics.The Fund may become nondiversified, as defined under the Investment Company Act of 1940, solely as a result of tracking an index. This could occur due to events such as an index rebalance or market movement. A nondiversified fund may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified funds. In addition, the Fund could become concentrated in an industry or group of industries if the Target Index becomes concentrated due to market conditions or the performance of a single or related group of issuers.